UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007 (November 20, 2007)

PLAINS EXPLORATION & PRODUCTION COMPANY
(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470
(Commission File No.)

700 Milam, Suite 3100
Houston, Texas 77002
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:  (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 20, 2007, Pogo Producing Company LLC, a wholly owned subsidiary of Plains Exploration & Production Company (“PXP”) and successor to Pogo Producing Company, which PXP acquired on November 6, 2007 (“Pogo” or the “Company”), entered into (i) a Second Supplemental Indenture (the “7.875% Supplemental Indenture”) to its Indenture dated as of June 6, 2006 (as amended by the First Supplemental Indenture dated as of November 6, 2007, the “7.875% Indenture”), (ii) a Second Supplemental Indenture (the “6.625% Supplemental Indenture”) to its Indenture dated as of March 29, 2005 (as amended by the First Supplemental Indenture dated as of November 6, 2007, the “6.625% Indenture”), and (iii) a Second Supplemental Indenture (the “6.875% Supplemental Indenture” and, together with the 7.875% Supplemental Indenture and the 6.625% Supplemental Indenture, the “Supplemental Indentures”) to its Indenture dated as of September 23, 2005 (as amended by the First Supplemental Indenture dated as of November 6, 2007, the “6.875% Indenture” and, together with the 7.875% Indenture and the 6.625% Indenture, the “Indentures”).

The Supplemental Indentures, each dated as of November 20, 2007, among Pogo and The Bank of New York Trust Company, National Association, as Trustee, provide for, among other things, the deletion of the following provisions in each of the Indentures and make certain other changes in provisions of the Indentures and all references thereto in their entirety:

•	Section 4.2 (SEC Reports);
•	Section 4.3 (Limitation on Indebtedness);
•	Section 4.4 (Limitation on Restricted Payments);
•	Section 4.6 (Limitation on Liens);
•	Section 4.7 (Limitation on Restrictions on Distributions from Restricted Subsidiaries);
•	Section 4.8 (Limitation on Sales of Assets and Subsidiary Stock);
•	Section 4.9 (Limitation on Affiliate Transactions);
•	Section 4.10 (Limitation on Sale of Capital Stock of Restricted Subsidiaries);
•	Section 4.11 (Future Subsidiary Guarantees);
•	Section 4.12 (Maintenance of Properties; Insurance);
•	Section 4.13 (Payments for Consent);
•	Section 4.18 (Maintenance of Corporate Existence);
•	Section 4.19(b) (Compliance Certificate);
•	Section 4.20 (Taxes);
•	Section 4.21 (Stay, Extension and Usury Laws);
•	Section 4.22 (Further Instruments and Acts);
•	Section 4.23 (Effectiveness of Covenants);
•	Section 5.1(b), (c) and (d) (Merger and Consolidation); and
•	Section 6.1(3), (6), (7), (8), and (9) (Events of Default).

The Supplemental Indentures were entered into in connection with the closing of Pogo’s previously announced tender offers and consent solicitations for any and all of its outstanding (i) 7.875% Senior Subordinated Notes due 2013, (ii) 6.625% Senior Subordinated Notes due 2015 and (iii) 6.875% Senior Subordinated Notes due 2017.   The total amount paid by Pogo to noteholders in connection with the tender offers and consent solicitations was approximately $1,291.2 million, plus approximately $10.4 million in unpaid interest accrued to the payment date.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, which are filed as Exhibits 4.4, 4.5 and 4.6 hereto and incorporated by reference herein.

Item 1.02  Termination of a Material Definitive Agreement

To the extent required by Item 1.02 of Form 8-K, the 6.625% Indenture, which was filed as Exhibit 4.1 to Pogo’s Form 10-Q for the quarter ended March 31, 2005, is incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.

On November 20, 2007, PXP issued a press release announcing  the expiration and results of Pogo’s previously announced tender offers and consent solicitations for any and all of its outstanding (i) 7.875% Senior Subordinated Notes due 2013, (ii) 6.625% Senior Subordinated Notes due 2015 and (iii) 6.875% Senior Subordinated Notes due 2017.   Subsequent to such release, the remainder of the 6.625% Senior Subordinated Notes due 2015 were tendered and accepted by Pogo.  As a result of such tender, Pogo is no longer subject to the 6.625% Indenture.  Pogo did not incur any early termination penalties in connection with the tender and consent solicitation of the notes beyond the premium reflected in the tender and consent solicitation prices described in the press release filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Items 1.01, 1.02 and 8.01 of this report is incorporated by reference in this Item 2.04.

Item 3.03 Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained or incorporated in Items 1.01, 1.02 and 8.01 of this report is incorporated by reference in this Item 3.03.

Item 8.01 Other Events

PXP issued a press release on November 20, 2007 announcing the expiration and results of Pogo’s previously announced tender offers and consent solicitations for any and all of its outstanding (i) 7.875% Senior Subordinated Notes due 2013, (ii) 6.625% Senior Subordinated Notes due 2015 and (iii) 6.875% Senior Subordinated Notes due 2017.

A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Document
4.1
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of June 6, 2006, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.2
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of March 29, 2005, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.3
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of September 23, 2005, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.4
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of June 6, 2006, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

4.5
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of March 29, 2005, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

4.6
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of September 23, 2005, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

99.1	Press Release dated November 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: November 26, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document
4.1
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of June 6, 2006, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.2
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of March 29, 2005, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.3
First Supplemental Indenture dated as of November 6, 2007, to Indenture dated as of September 23, 2005, among Pogo Producing Company LLC (formerly PXP Acquisition LLC) and The Bank of New York Trust Company, National Association, as trustee.

4.4
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of June 6, 2006, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

4.5
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of March 29, 2005, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

4.6
Second Supplemental Indenture dated as of November 20, 2007, to Indenture dated as of September 23, 2005, among Pogo Producing Company LLC and The Bank of New York Trust Company, National Association, as trustee.

99.1	Press Release dated November 20, 2007.